EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric M. Hecht, certify, pursuant to 18 U.S.C. Section 1350, as adopted  pursuant  to  Section  906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of 8 by 8, Inc. on Form 10-Q for the quarterly period ended June 30, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of 8 by 8, Inc.

Date:  November 11, 2008

By:	/s/ Eric M. Hecht
Eric M. Hecht
Principal Executive Officer
Principal Financial Officer